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                                                                   EXHIBIT 99.02

                                                                          Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 Series 1994-5


RECEIVABLES
Beginning of the Month Principal Receivables:                          $         1,410,688,633.90
Beginning of the Month Finance Charge Receivables:                     $            67,477,223.54
Beginning of the Month Discounted Receivables:                         $                     0.00
Beginning of the Month Total Receivables:                              $         1,478,165,857.44

Removed Principal Receivables:                                         $                     0.00
Removed Finance Charge Receivables:                                    $                     0.00
Removed Total Receivables:                                             $                     0.00

Additional Principal Receivables:                                      $                     0.00
Additional Finance Charge Receivables:                                 $                     0.00
Additional Total Receivables:                                          $                     0.00

Discounted Receivables Generated this Period:                          $                     0.00

End of the Month Principal Receivables:                                $         1,367,277,240.49
End of the Month Finance Charge Receivables:                           $            68,724,123.02
End of the Month Discounted Receivables:                               $                     0.00
End of the Month Total Receivables:                                    $         1,436,001,363.51

Special Funding Account Balance                                        $                     0.00
Aggregate Invested Amount (all Master Trust Series)                    $           671,270,828.00
End of the Month Seller Amount                                         $           696,006,412.49
End of the Month Seller Percentage                                                          50.90%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                               RECEIVABLES

     30-59 Days Delinquent                                             $            31,614,936.31
     60-89 Days Delinquent                                             $            23,859,296.16
     90+ Days Delinquent                                               $            50,825,117.10
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                                                                          Page 2

     Total 30+ Days Delinquent                                         $           106,299,349.57
     Delinquent Percentage                                                                   7.40%

Defaulted Accounts During the Month                                    $            10,094,903.46
Annualized Default Percentage                                                                8.59%

Principal Collections                                                              171,450,449.21
Principal Payment Rate                                                                      12.15%

Total Payment Rate                                                                          13.02%

INVESTED AMOUNTS

              Class A Initial Invested Amount                          $           230,000,000.00
              Class B Initial Invested Amount                          $            20,000,000.00

INITIAL INVESTED AMOUNT                                                $           250,000,000.00

              Class A Invested Amount                                  $           107,333,328.00
              Class B Invested Amount                                  $            28,000,000.00

INVESTED AMOUNT                                                        $           135,333,328.00

FLOATING ALLOCATION PERCENTAGE                                                              11.50%
PRINCIPAL ALLOCATION PERCENTAGE                                                             24.81%


MONTHLY SERVICING FEE                                                  $               169,166.66

INVESTOR DEFAULT AMOUNT                                                $             1,160,469.72

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                                                 82.73%

              Class A Finance Charge Collections                       $             2,148,112.25
              Other Amounts                                            $                     0.00

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
TOTAL CLASS A AVAILABLE FUNDS                                          $             2,148,112.25


              Class A Monthly Interest                                 $               501,097.57
              Class A Servicing Fee                                    $               134,166.66
              Class A Investor Default Amount                          $               960,100.70

TOTAL CLASS A EXCESS SPREAD                                            $               552,747.32

REQUIRED AMOUNT                                                        $                     0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                                 17.27%

              Class B Finance Charge Collections                       $               451,463.36
              Other Amounts                                            $                     0.00

TOTAL CLASS B AVAILABLE FUNDS                                          $               451,463.36

              Class B Monthly Interest                                 $               135,294.44
              Class B Servicing Fee                                    $                35,000.00

TOTAL CLASS B EXCESS SPREAD                                            $               281,168.92

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                    $               833,916.24


   Excess Spread Applied to Required Amount                            $                     0.00

   Excess Spread Applied to Class A Investor                           $                     0.00
   Charge Offs

   Excess Spread Applied to Class B Items                              $               200,369.02

   Excess Spread Applied to Class B Investor                           $                     0.00
   Charge Offs
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                                                                          Page 4

   Excess Spread Applied to Monthly Cash                               $                 4,270.26
   Collateral Fee

   Excess Spread Applied to Cash Collateral                            $                     0.00
   Account

   Excess Spread Applied to other amounts owed                         $               629,276.96
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                            $                     0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                      $               681,288.29


SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                         $               103,675.71
SERIES 1994-5

   Excess Finance Charge Collections Applied to                        $                     0.00
   Required Amount

   Excess Finance Charge Collections Applied to                        $                     0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to                        $                     0.00
   Class B Items

   Excess Finance Charge Collections Applied to                        $                     0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to                        $                     0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to                        $                     0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to                        $               103,675.71
   other amounts owed Cash Collateral Depositor

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                                                                          Page 5

YIELD AND BASE RATE --

              Base Rate (Current Month)                                                      7.05%
              Base Rate (Prior Month)                                                        7.76%
              Base Rate (Two Months Ago)                                                     6.96%

THREE MONTH AVERAGE BASE RATE                                                                7.26%

              Portfolio Yield (Current Month)                                               11.42%
              Portfolio Yield (Prior Month)                                                 12.74%
              Portfolio Yield (Two Months Ago)                                               9.92%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                         11.36%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                92.00%

              Class A Principal Collections                            $            39,134,854.35

CLASS B PRINCIPAL PERCENTAGE                                                                 8.00%

              Class B Principal Collections                            $             3,403,030.81

TOTAL PRINCIPAL COLLECTIONS                                            $            42,537,885.16



SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES               $                     0.00


CLASS A AMORTIZATION --

              Controlled Amortization Amount                           $            26,833,334.00
              Deficit Controlled Amortization Amount                   $                     0.00

CONTROLLED DISTRIBUTION AMOUNT                                         $            26,833,334.00
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                                                                          Page 6

CLASS B AMORTIZATION --

              Controlled Amortization Amount                           $                        0.00
              Deficit Controlled Amortization Amount                   $                        0.00

CONTROLLED DISTRIBUTION AMOUNT                                         $                        0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                              $               15,704,551.16
PRINCIPAL SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                           $                        0.00

CLASS B INVESTOR CHARGE OFFS                                           $                        0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $                        0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                $                        0.00


CASH COLLATERAL ACCOUNT --

              Required Cash Collateral Amount                          $               15,189,999.16
              Available Cash Collateral Amount                         $               15,189,999.16


INTEREST RATE CAP PAYMENTS --

              Class A Interest Rate Cap Payments                       $                           0
              Class B Interest Rate Cap Payments                       $                           0


TOTAL DRAW AMOUNT                                                      $                        0.00
CASH COLLATERAL ACCOUNT SURPLUS                                        $                        0.00


                              First USA Bank, NA,
                              as Servicer


                              By:  /s/ Tracie H. Klein
                                 ----------------------------------
                                      Tracie H. Klein
                                      First Vice President